Subsidiaries	12 Months Ended
Dec. 31, 2020
Disclosure of subsidiaries [abstract]
Subsidiaries
Note 7 – Subsidiaries

A.	Presented hereunder is a list of the Group’s significant subsidiaries:

		The Group’s ownership interest in the subsidiary for the year ended December 31
	Principal location of the subsidiary's activity	2020	2019
Name of subsidiary
Cellcom Fixed Line Communication L.P.	Israel	100%	100%
Dynamica Cellular Ltd.	Israel	100%	100%
Golan Telecom Ltd.	Israel	100%	-

B.	Business combination - Purchase of Golan Telecom Ltd.

On August 26, 2020, the transaction for Golan’s acquisition (hereinafter – the “Acquisition”), which deals with the supply of cellular communication services, was completed, this in consideration for an amount of approximately ILS 613 million (approximately ILS 545 million net, with the addition of the balance of cash and deposits in Golan prior to the sale, and neutralizing transaction expenses as agreed between the parties). The consideration that was paid including purchase of shareholders’ loans in the amount of ILS 250 million.

Upon the completion of the Acquisition, the Company holds 100% of Golan shares, and starting from the Acquisition date, Golan’s balance sheet and result activities are included in the Group’s statements. The Ministry of Communications approved the transaction under certain conditions, including turning Golan into a virtual operator (MVNO) for a temporary period and a demand that Golan would return financial benefits it had received in the past, and that it must return, in the opinion of the Ministry of Communications, in light of the acquisition, in an amount of approximately ILS 75 million (the “Return Amount”). The acquisition was approved under these certain conditions. Golan disputes the ministry’s arguments in connection with the return of the foregoing amounts. Therefore, until the completion of Golan’s hearing process on this matter, Golan provide an autonomous guarantee on the full Return Amount, and therefore a pledge was registered on a deposit provided by Golan to the benefit of the bank. Golan recognized in the financial statements a provision (prior to its consolidation by the Company) for the Return Amounts. After the end of the reporting period, an amount of ILS 17 million was paid out of the aforementioned amount to the Ministry of Communication (against reducing the guarantee by an identical amount). The proceeding opposite the Ministry of Communication regarding other issues in dispute has not yet been concluded.

Golan’s results are consolidated in the Company’s financial statements starting from the transaction’s completion date. Accordingly, the Company’s reports include an increase in the amount of approximately ILS 100 million (neutralizing intercompany revenues) in revenues, and an increase in net profit in the amount of approximately ILS 20 million (after reduction of cost surpluses created in the Acquisition) attributed to Golan’s activities. According to management's estimates, if the acquisition have been made already on January 1, 2020, the amount of revenues in the consolidated statement of profit and loss for the year ended at December 31, 2020 would have been ILS 3,900 million and the consolidated loss for the year would have been ILS 157 million. In determining said amounts, management assumed that the fair value adjustments as of the acquisition date, which were determined provisionally, are identical to the adjustments that would have been applied had the acquisition been made on January 1, 2020 and also these assumptions detailed below:

1.
In light of the Golan Acquisition, management fee expenses were cancelled, that were attributed to Electra Consumer Products (1971) Ltd. (the former controlling shareholder in Golan), as were salary expenses for the allocation of options to officers in Golan, that were recognized in Golan’s financial statements.

2.
These pro forma data include cancellation of intercompany transactions between Golan and Cellcom, that include, inter alia, interest expenses accrued in the pro forma period between Golan and Cellcom for a loan taken from Cellcom, cancellation of revenues for the cooperation agreement registered in Cellcom, cancellation of accounting registrations performed in Golan’s financial statements for the cooperation agreement before the Acquisition date, this to reflect Golan’s financial results after the completion of the transaction and as expressed in the Company’s consolidated financial statements.

3.
The pro form data do not include nonrecurring expenses that were recognized in Golan’s statements in 2020, that derive from the completion of the Golan Acquisition transaction, such as bonus and commission payments to consultants and registering a provision for the Return Amount as provided in Section a. above.

4.	The pro forma data include a statutory tax rate at the rate of 23% on Golan’s profit before tax and on the pro forma adjustments that were performed.

C.	Recognized assets, net, that were purchased

The amounts are the sum of the assets that were purchased and the liabilities that were recognized on the Acquisition date:

Values recognized at initial consolidation
ILS millions
Assets:
Cash and cash equivalents	5
Current investments and deposits	70
Trade receivables	40
Property and other intangible assets	70
Customer relations (included in the intangible assets section)	110
Brand (included in the intangible assets section)	35
Right of use assets	14

Liabilities:
Lease liabilities	(14)
Trade payables	(233)
Provisions	(82)
Loan from Cellcom	(136)
Deferred tax liabilities	(20)

Total recognized assets, net	(141)

Goodwill	754

Total consideration	613

Changes in cash on date of initial consolidation:

ILS millions
Consideration paid	(613)
Cash in Golan	5
Total	(608)

As of the Acquisition date, the balance of the customers and other payables item is in the amount of ILS 40 million, net (ILS 46 million, gross, of which credit losses of approximately ILS 6 million were registered).

The purchase was accounted for by the purchase method. The Group allocated the total purchase price to assets and liabilities that were purchased on the basis of their fair value and their amortization period.

The company was assisted by critical estimates for determining the value of customer relations and brand between them: revenue projections, growth rate, customer attrition rates, royalty rate and discount rate.

The intangible assets recognized in the framework of the Acquisition are mainly goodwill in the amount of approximately ILS 754 million, attributed to the cellular segment, customer relations in the amount of approximately ILS 110 million and a brand in the amount of approximately ILS 35 million. The customer relations and brand are amortized over a useful life of approximately 6 years and 10 years, respectively.

The goodwill represents the surplus of the Acquisition cost over the estimated fair value of the assets, less liabilities, and represents the value of the activities and Golan’s expected cash flow.

The Company had additional costs attributed directly to the Acquisition in the amount of ILS 6 million, mainly for consultation expenses. These costs are included in other expenses in the statement of income.

The allocation of the Acquisition cost surpluses to Golan’s assets and liabilities has not yet been completed as of the date of approval of these financial statements, and may be adjusted finally until 12 months after the Acquisition completion date. Insofar as any adjustments are required on the final measurement date, these will be performed by way of restatement of the comparison numbers reported in the past according to the temporary measurement.